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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                         Reported): September 27, 2002


               IndyMac MBS, INC., (as depositor under
               the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the IndyMac MBS, INC., Residential Asset Securitization Trust 2002-A12, Mortgage Pass-Through Certificates, Series 2002-L).

                               IndyMac MBS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     333-82831               95-4791925
 ----------------------------       ------------          -------------------
 (State of Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)             File Number)         Identification No.)

           155 North Lake Avenue
             Pasadena, California                      91101
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           (Address of Principal                     (Zip Code)
            Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300


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Item 5.  Other Events.
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Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-L Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Morgan Stanley with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated October 1, 2002.



















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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 26, 2002 and the prospectus supplement dated September 26, 2002, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-L.



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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

        99.1. Computational Materials filed on Form SE dated October 1, 2002.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                                By: / s / Blair Abernathy
                                    ---------------------
                                    Blair Abernathy
                                    Executive Vice President



Dated:   October 1, 2002



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                                 Exhibit Index



Exhibit                                                                 Page

99.1.  Computational Materials filed on Form SE dated October 1, 2002.   6



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                                  EXHIBIT 99.1

        Computational Materials filed on Form SE dated October 1, 2002.



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